SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

AMENDMENT NO. 1
FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 29, 2004
 (Date of Earliest Event Reported)

Timeline, Inc.
 (Exact Name of Registrant as Specified in its Charter)

Washington	1-13524	31-1590734
(State or Other Jurisdiction of Incorporation	(Commission File No.)	(IRS Employer Identification Number)

3055 112th Avenue N.E., Ste. 106
Bellevue, Washington 98004
 (Address of Principal Executive Offices, including zip)

(425) 822-3140
 (Registrant’s Telephone Number, including area code)

Item 4.     Changes In Registrant’s Independent Registered Public Accounting Firm

          On June 30, 2004, Timeline, Inc., a Washington corporation (the “Company”), entered into an engagement agreement with Williams & Webster P.S. (“Williams & Webster”) to serve as the Company’s new independent registered public accountants for the fiscal year ending March 31, 2005.  Williams & Webster will commence its engagement with its review of the Company’s financial statements for the quarter ended June 30, 2004.  The change in independent registered public accounting firms was made subsequent to the filing of the Company’s Annual Report on Form 10-KSAB for the year ended March 31, 2004.

          On June 29, 2004, the Company notified KPMG LLP that KPMG LLP would be dismissed upon completion and filing of the Company’s proxy statement for the fiscal year ended March 31, 2004. Following filing of the Company’s proxy statement for the fiscal year end March 31, 2004, the Company’s client-auditor relationship with KPMG LLP will cease.

          The decision to engage Williams & Webster and to replace KPMG LLP as the Company’s independent registered public accountants was approved by the Company’s audit committee.

          During the Company’s two most recent fiscal years and the subsequent interim period through June 30, 2004, there were no disagreements between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG LLP’s satisfaction, would have caused KPMG LLP to make reference to the subject matter of the disagreement in connection with its reports.

          The audit reports of KPMG LLP on the Company’s consolidated financial statements as of and for the years ended March 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

          KPMG LLP’s report on the consolidated financial statements as of and for the years ended March 31, 2004 and 2003 contained a separate paragraph stating that “the Company has suffered recurring losses from operations, and has an accumulated deficit, which raise substantial doubt about its ability to continue as a going concern.  Management’s plans in regard to these matters are discussed in Note 1.  The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. “

          The Company has provided KPMG LLP with a copy of the foregoing disclosures.  Attached as Exhibit 16.1 to this Current Report on Form 8-K is a copy of KPMG LLP’s letter, dated July 14, 2004.

          During the Company’s two most recent fiscal years and the subsequent interim period, the Company did not consult with Williams & Webster regarding any matter or event.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

               (c)     Exhibits

                         16.1     Letter of KPMG LLP regarding change in certifying independent registered public accounting firm.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          Dated:  July 15, 2004

TIMELINE, INC

By:	/s/ CHARLES R. OSENBAUGH

Charles R. Osenbaugh
Chief Executive Officer and Chief Financial Officer